UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2011
TRW Automotive Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31970	81-0597059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 855-2600
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
Appointment of Chairman of the Board
TRW Automotive Holdings Corp. announced on February 16, 2011 that John C. Plant, its President and Chief Executive Officer, was appointed to the additional post of Chairman of the Board. Mr. Plant replaces Neil P. Simpkins, senior managing director of The Blackstone Group, L.P., who resigned as Chairman, but will remain on the Board of Directors and assume the newly created position of Lead Director.
The text of the press release announcing the appointment of Mr. Plant as Chairman of the Board, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits. (Including those incorporated by reference)

Exhibit No.		Description

99.1	*	Press release of TRW Automotive Holdings Corp. dated February 16, 2011 regarding the appointment of John C. Plant as Chairman of the Board

*	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: February 16, 2011	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press release of TRW Automotive Holdings Corp. dated February 16, 2011 regarding the appointment of John C. Plant as Chairman of the Board